NET LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2021
NET LOSS PER SHARE
Schedule of computation of basic and diluted net loss per share

The following table sets forth the computation of basic and diluted net loss per share (in thousands, expect share and per share data):

	Year Ended December 31,
	2021	2020
Net loss	$(100,009)	$(249,983)
Weighted average common shares outstanding, basic and diluted	324,008,969	137,824,126
Net loss per share, basic and diluted	$(0.31)	$(1.81)

Schedule of antidilutive securities

	December 31,
	2021	2020
Convertible preferred stock	—	277,968,597
Outstanding Warrants	19,733,290	—
Outstanding stock options	21,624,447	—
Earn-Out Shares	50,000,000	—
Unvested restricted stock	18,263,118	25,942,576